EXHIBIT 10


December 3, 2004

Steven Lazuka
Traffic Logic, Inc.
4086 Del Rey Avenue
Marina Del Rey, CA 90292

Dear Mr. Lazuka:

We are pleased to submit this binding term sheet ("Term Sheet") with respect to the transactions described below whereby Trafficlogic, Inc. (the "Company"), and MAC Worldwide, Inc., a Delaware corporation ("MAC"), and MAC's wholly-owned newly-formed subsidiary (the "Acquisition Subsidiary"), will enter into a merger agreement. We agree that this Term Sheet supersedes and replaces any and all prior oral and/or written agreements, including without limitation (i) that certain term sheet between the Company and IVC Group dated October 18, 2004, and
(ii) that certain term sheet between the Company and MAC dated as of October 26, 2004.

        ITEM            DESCRIPTION
----------------------  --------------------------------------------------------

1. STRUCTURE:           MAC will enter into a merger with the  Company  pursuant
                        to  which  the  Company  will  merge  with  and into the
                        Acquisition   Subsidiary,   and  will  acquire  all  the
                        outstanding shares of the Company (the "Merger") with an
                        anticipated  closing date on or before December 15, 2004
                        (the  "Closing  Date").   On  the  Closing  Date,  MAC's
                        operating subsidiary Mimi and Coco, Inc. ("Mimi & Coco") will be split-off to the controlling shareholders of MAC, Anthony Cavallo and Vince Cavallo (the "Cavallo
                        Family"). Following the Closing Date, MAC will change its name to InfoSearch Media, Inc.

                        On the Closing Date, MAC shall have closed on the private placement offering ("PPO"), as described herein.

                        The above-described transactions will hereinafter be referred to as the "Transaction" or "Transactions."

2. MERGER AGREEMENT:    The definitive  merger  agreement among MAC, the Company
                        and the Acquisition Subsidiary (the "Merger Agreement") will contain customary representations and warranties for a transaction of this type. In particular, MAC will represent, warrant and covenant to the Company that on the date of the Merger Agreement and on the Closing
                        Date, that MAC (and the Acquisition Subsidiary as applicable):

        ITEM            DESCRIPTION
----------------------  --------------------------------------------------------

                        (a)   is  a  Delaware   corporation   whose  shares  are
                              presently eligible for quotation on the NASD OTC Bulletin Board;

                        (b) has complied with all applicable material federal and state securities laws and regulations, including being current in all of its reporting obligations under federal securities laws and regulations;

                        (c) no order suspending the effectiveness of MAC's Registration Statement on Form SB-2 has been issued by the Securities and Exchange Commission (the "SEC") and, to MAC's knowledge, no proceedings for that purpose have been initiated or threatened by the SEC;

                        (d) has not, and the past and present officers, directors and affiliates of MAC have not, been the subject of, nor does any officer or director of MAC have any reason to believe that MAC or any of its officers, directors or affiliates will be the subject of, any civil or criminal proceeding or investigation by any federal or state agency alleging a violation of securities laws;

                        (e) has not been the subject of any voluntary or involuntary bankruptcy proceeding, nor has it been a party to any material litigation;

                        (f) has not, and the past and present officers, directors and affiliates of MAC have not, been the subject of, nor does any officer or director of MAC have any reason to believe that MAC or any of its officers, directors or affiliates will be the subject of, any civil, criminal or administrative investigation or proceeding brought by any federal or state agency having regulatory authority over such entity;

                        (g) will discontinue all of its business operations without any material adverse effect upon MAC, and MAC has no material liabilities, contingent or otherwise in any way related to any such business operations;

                        (h) does not, on the Closing Date, have any liabilities, contingent or otherwise, including but not limited to notes payable and accounts payable, and is not a party to any executory agreements; and

        ITEM            DESCRIPTION
----------------------  --------------------------------------------------------

                        (j) is not a "blank check company" as such term is defined by Rule 419 of the Securities Act of 1933, as amended (the "Securities Act").

                        The Merger Agreement will contain customary indemnification provisions to secure breaches of representations and warranties. The Merger Agreement will also contain a provision providing for a post-closing share adjustment as a means for which claims for indemnity may be made. Pursuant to the provision, up to 2,875,000 shares of common stock may be issued to stock holders of the Company, pro rata, during the 2 year period following the Closing Date for breaches of representations and warranties. The value of the stock issued pursuant to the adjustment mechanism will be fixed at the per share price of common stock sold in the PPO.

3. PRIVATE PLACEMENT    The  terms  of the PPO  shall be the  offer  and sale of
OFFERING:               $3,250,000  worth of shares  of  common  stock of MAC at
                        $0.67 per share of common stock pursuant to Regulation D of the Securities Act and any and all applicable state securities laws. The shares of common stock issued to the investors in the PPO and the Company stockholders pursuant to the Merger will be registered for resale pursuant to a registration statement on Form SB-2 within 60 days of the Closing Date.

4. CONSIDERATION:       In consideration for the Merger, the stockholders of the
                        Company shall receive 25,082,919 shares of common stock of MAC in exchange for all the shares of common stock of the Company. The shares of common stock of MAC received by the stockholders of the Company shall represent
                        50.17% of the shares of common stock of MAC on a diluted basis after giving effect to the Merger and the sale of $3,250,000 worth of common stock of MAC in the PPO.

                        In consideration for the Merger, the stockholders of MAC will retain 20,066,335 shares of common stock of MAC representing 40.13% of the shares of common stock of MAC on a diluted basis after giving effect to the Merger and the sale of $3,250,000 worth of common stock of MAC in the PPO.

                        The investors in the PPO will own 4,850,746 shares of common stock of MAC representing 9.70% of the shares of common stock of MAC on a diluted basis after giving effect to the Merger and the sale of $3,250,000 worth of common stock of MAC in the PPO.

                        Subject to the cancellation of the shares of common stock held in escrow as provided above, the total shares

        ITEM            DESCRIPTION
----------------------  --------------------------------------------------------

                        of common stock of MAC outstanding after giving effect to the Transactions will be 50,000,000.

5. FINANCIAL            On or prior  to the  Closing  Date,  the  Company  shall
STATEMENTS OF THE       provide  any  such   audited  or   unaudited   financial
COMPANY:                statements  as  may be  required  under  applicable  SEC
                        regulations  for  inclusion of such  statements in MAC's
                        SEC and other regulatory filings.

                        6.  SIGNING  DATE:  It is  contemplated  that the Merger
                        Agreement will be signed on or before the last day of the Exclusivity Period (hereinafter defined). The Merger Agreement shall contain such terms and provisions as shall be mutually agreed upon between the Company and MAC consistent with the provisions in this Term Sheet.

7. BOARD OF DIRECTORS:  Immediately  following  the Closing  Date,  the Board of
                        Directors shall consist of five (5) members. On the Closing Date, all of the current officers and directors of MAC shall resign and, simultaneously therewith, appoint a new Board of Directors and such executive officers as shall be determined solely by the Company. MAC shall have the right to appoint one (1) member of the five new members of the Board.

8. RESTRICTION ON SALE: All  securities  issued  pursuant  to the Merger will be
                        "restricted" stock and be subject to all applicable re-sale restrictions specified by federal and state securities laws. All officers, directors, holders of five percent (5%) or more of the shares of common stock of MAC will enter into lock-up agreements with MAC on the Closing Date, on terms mutually agreeable to MAC and the Company.

9. CONDITIONS TO        The Merger  shall  include  certain  closing  conditions
CLOSING:                including  the  following:   (i)   consummation  of  all
                        required   definitive    instruments   and   agreements,
                        including,  but not  limited  to, the Merger  Agreement;
                        (ii) obtaining all necessary board, shareholder and third party consents; (iii) satisfactory completion by MAC and the Company of all necessary technical and legal due diligence; (iv) the completion of the offer and sale of the PPO; and (v) the completion of the spin off of the operating subsidiary of MAC to its controlling shareholders.

10.PRE-CLOSING          MAC and the Company shall each cooperate with each other
COVENANTS:              and use their  reasonable  best  efforts to execute  and
                        deliver the Merger Agreement as soon as possible and to thereafter satisfy each of the conditions to closing specified thereunder.

11. EMPLOYMENT          Each of Steven Lazuka, currently Chief Executive Officer
AGREEMENTS:             of the Company ("CEO"),  and a person  designated by CEO
                        to  serve  as  Chief  Financial   Officer,   shall  have
                        employment agreements mutually satisfactory to CEO and MAC.

        ITEM            DESCRIPTION
----------------------  --------------------------------------------------------

12. CLOSING COSTS:      All  fees and  expenses  relating  to the  Transactions,
                        including but not limited to legal and accounting  fees,
                        will be payable at Closing from the proceeds of the PPO.
                        The  parties   understand  that  Gottbetter  &  Partners
                        ("G&P") shall be engaged by MAC to serve as its securities counsel ("G&P Retainer") prior to the Closing
                        Date and that fees and expenses of G&P incurred by MAC will similarly be payable at Closing from the proceeds of the PPO. G&P shall handle all securities matters requested by MAC, including, but not limited to, any registration statements to be filed with the SEC under the Securities Act and any compliance filing to be filed with the SEC under the Securities Exchange Act of 1934
                        (e.g.,  10-K,  10-Q,  8-K, 14C,  S-8, S-4,  etc.) to the
                        extent necessary to facilitate the Merger. The terms and conditions of the G&P Retainer will be subject to a written agreement to be acceptable to MAC and the Company.

13. EXCLUSIVITY:        From and after the date of  execution of this Term Sheet
                        and  during a period the  period  ending on January  15,
                        2004 (the  "Exclusivity  Period"),  the  Company  hereby
                        agrees  that it will not  enter  into any  agreement  or
                        consummate  any  transaction  with any third  party,  in
                        whatever  form  (including,  without  limitation,  joint
                        venture, sale, license, distribution agreement, etc.) or
                        enter into any other transaction that would preclude the
                        consummation of the Merger Agreement consistent with the
                        terms  set  forth  in  this  Term   Sheet.   During  the
                        Exclusivity  Period, MAC will incur additional legal and
                        other  costs  and  expenses  in   connection   with  the
                        negotiation of the Transaction and certain due diligence activities relating thereto.

14. USE OF PROCEEDS:    The Company shall receive gross proceeds in the offering
                        of $3,250,000. MAC will use the proceeds from the PPO for general working capital purposes.

15. TERMINATION AND The obligations of the Company and MAC to each other EFFECTS OF TERMINATION: under this Term Sheet shall terminate upon the first to occur of (x) the expiration of the Exclusivity Period or
                        (y) the execution and delivery of a Merger Agreement among the Company, MAC and the Acquisition Subsidiary, provided that: the provisions and obligations of the parties created by Sections 16, 17, and 18 shall survive the termination of this Term Sheet in any event.

16. GOVERNING LAW:      This  Agreement  shall  be  governed  and  construed  in
                        accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of laws thereof.

        ITEM            DESCRIPTION
----------------------  --------------------------------------------------------

17. CONFIDENTIALITY:    Each  of the  parties  to  this  Term  Sheet  agrees  to
                        maintain the  confidentiality  of the terms of this Term
                        Sheet   and  the   Transaction,   and  not  to  use  any
                        information  it may learn  about the other party for any
                        purpose  other  than  to  consummate  the   Transaction.
                        Further,  no  disclosure of any  information  concerning
                        this Term Sheet,  the  Transaction  or any  confidential
                        information  of the  delivering  party  bearing  a label
                        "confidential" or any similar marking shall be disclosed
                        to any other  person  unless and until such person shall
                        have   first    executed   and   delivered   a   written
                        confidentiality agreement by which such person agrees to hold in confidence all such confidential information
                        (unless by operation of law or pre-existing agreement, such person is already bound by such confidentiality obligations.

18. NOTICES:            Any notices  desired,  required or permitted to be given
                        hereunder  shall  be  delivered  personally  or  mailed,
                        certified or registered mail, return receipt  requested,
                        or  delivered  by  overnight  courier  service,  to  the
                        following addresses, or such other addresses as shall be
                        given by notice delivered hereunder, and shall be deemed
                        to  have  been  given  upon   delivery,   if   delivered
                        personally,  four (4) days after mailing,  if mailed, or
                        one  (1)  business  day  after  timely  delivery  to the
                        overnight  courier  service,  if  delivered by overnight
                        courier service: (i) if to MAC, to MAC Worldwide,  Inc.,
                        1640  Terrace  Way,  Walnut  Creek,  California,  94596,
                        Attention: Mr. Tony Cavallo, with a copy to Gottbetter &
                        Partners, LLP, 488 Madison Avenue, 12th Floor, New York,
                        New York 10022, Attention: Adam S. Gottbetter, Esq.; and
                        (ii) if to the Company, to Traffic Logic, Inc., 4086 Del
                        Rey Avenue, Marina Del Rey, California 90292, Attention:
                        Mr. Steven Lazuka, with a copy to McGuireWoods LLP, 1345
                        Avenue  of the  Americas,  New  York,  New  York,  10105
                        Attention: Louis W. Zehil, Esq.


         This Term Sheet sets forth the principal terms of the Transaction and constitutes a binding contract on the part of the parties hereto, including but not limited to the covenant of the Company set forth above in the paragraph titled "Exclusivity." Any other binding obligation of the Company or MAC with respect to the Transaction not set forth herein shall be subject to the execution and delivery of the Merger Agreement and related transaction documentation. This Term Sheet may be executed in one or more counterparts, with the same effect as if all parties had signed the same document. In the event that any signature is delivered by facsimile transmission, such signature shall created a valid and binding obligation of the party executing the same with the same force and effect as if such facsimile signature page was an original thereof.

         Please do not hesitate to contact me to discuss the terms of the proposed Transaction or to respond to any questions that may arise with respect to this Term Sheet.

         We look forward to working with you to complete the Transaction successfully and expeditiously. If the foregoing correctly sets forth your understanding, please evidence your agreement to this Term Sheet by executing a copy of this Term Sheet in the space set forth below.

                            [SIGNATURE PAGE FOLLOWS]

AGREED TO AND ACCEPTED:

This 6th day of December, 2004

TRAFFIC LOGIC (THE COMPANY)                        MAC WORLDWIDE, INC. (MAC)


By: /s/ Steve Lazuka                               By: /s/ Tony Cavallo
    --------------------------                         -------------------------
Name:   Steve Lazuka                               Name:   Tony Cavallo
Title:  President                                          Title:  CFO